SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 4, 2005


                                  CANEUM, INC.
               (Exact Name of Registrant as Specified in Charter)


NEVADA                           0-30874               33-0916900
------                           -------               ----------
(State or Other Jurisdiction     (Commission           (IRS Employer
of Incorporation)                File Number)          Identification No.)


170 Newport Center Drive, Suite 220, Newport Beach, CA         92660
------------------------------------------------------     -------------
 (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_]   Written communications pursuant to Rule 425 under the Securities Act

      [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On January 4, 2005, Caneum, Inc. and Pipeline Software, Inc. executed a Termination of Agreements by which the parties mutually consented to the termination of the Merger Agreement between the parties. Under the terms of the Merger Agreement originally entered into by the parties on July 8, 2004, Pipeline would have been merged with and into Caneum. Further, the shareholders of Pipeline would have received 1,000,000 shares of Caneum common and a pro rata a cash payment of $500,000. In return, Caneum would have received all of the cash and accounts receivable of Pipeline at the effective time of the merger, subject to outstanding liabilities and payables, as well as a license to use and market the TeamView(TM) software developed by Pipeline and access to all of Pipeline's customers. The agreement, as amended, provided that if the merger was not completed on or before December 31, 2004, either party could terminate the merger agreement. The parties were not able to negotiate mutually agreeable terms to further extend the merger agreement and therefore mutually agreed to terminate the proposed merger transaction. The parties have not determined the nature of the continued relationship, if any, between the parties, but are in the process of discussing a future business relationship.

         In the Termination of Agreements, Caneum also mutually agreed with Charlie Sundling and Raju Patel, principals of Pipeline Software, Inc., to terminate the employment agreements between these individuals and Caneum.

         In connection with the termination of the merger agreement and the employment agreements, Caneum issued a press release a copy of which is attached hereto and incorporated herein by reference as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  2.2(d), 10.12(d), & 10.13(d)       Termination of Agreements
                                                     dated January 4, 2005

                  99.1                               Press release  announcing
                                                     termination of Merger
                                                     Agreement with Pipeline
                                                     Software, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Caneum, Inc.

Date:  January 5, 2005                By /s/ Gary Allhusen
                                        ---------------------------------
                                      Gary Allhusen, Executive Vice-President